UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

September 3, 2010

EXTREME NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25711	77-0430270
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3585 Monroe Street

Santa Clara, California 95051

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(408) 579-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On September 3, 2010, Extreme Networks, Inc. (“Extreme Networks”) entered into a letter agreement (the “Letter Agreement”) supplementing the existing Executive Change in Control Severance Agreement (the “Severance Agreement”) between Extreme Networks and Bob Corey, Extreme Networks’ Executive Vice President and Chief Financial Officer.

Pursuant to the Letter Agreement, in the event Extreme Networks is acquired by an entity that does not have securities listed on a U.S. equity exchange, all of Mr. Corey’s unvested stock options will vest upon the closing of such a transaction. Further, “Good Reason,” for purposes of the Severance Agreement, shall be defined to include if Extreme Networks is party to a merger or acquisition, and immediately after the closing of such transaction, Mr. Corey’s duties and responsibilities are materially reduced from serving as the Executive Vice President and Chief Financial Officer of the surviving publicly listed corporation.

A copy of the Letter Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K. The description of the terms of the Letter Agreement is qualified in its entirety by the full text of the Letter Agreement filed herewith as Exhibit 10.1.

Item 8.01	Other Events.

The disclosure contained under Item 5.02 hereof is incorporated by reference into Item 8.01 of this Current Report, as it may be deemed to include solicitation materials under Rule 14A of the Securities Exchange Act of 1934, as amended.

Important Information/ Solicitation Participants Legend

Extreme Networks, Inc. will file a proxy statement in connection with its 2010 annual meeting of stockholders and advises its stockholders to read that proxy statement when it becomes available because it will contain important information. Stockholders will be able to obtain a free copy of that proxy statement and other documents (when available) that Extreme files with the Securities and Exchange Commission at the Commission’s website at www.sec.gov. That proxy statement and these other documents will also be available free of charge by directing a request to Extreme Networks, Inc., Attn: Investor Relations, 3585 Monroe Street, Santa Clara, California 95051, or from Extreme at www.extremenetworks.com.

Extreme, its directors and named executive officers may be deemed to be participants in the solicitation of proxies from the Extreme stockholders in connection with the 2010 annual meeting. Stockholders may obtain information regarding the names, affiliations and interests of such individuals in Extreme’s proxy statement filed on November 12, 2009 for the 2009 annual meeting of stockholders. To the extent that holdings of Extreme securities on the part of those individuals have changed since the date of that proxy statement, those changes have been reflected on Statements of Changes in Ownership on Forms 3 or 4 filed with the Securities and Exchange Commission. More current information regarding the interests of the directors and named executive officers of Extreme will be contained in the proxy statement referred to in the preceding paragraph.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1     Letter Agreement dated September 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2010

EXTREME NETWORKS, INC.

By:	/S/ BOB L. COREY
Bob L. Corey
Chief Financial Officer

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